UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2022

DTRT HEALTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40744	86-3336784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 West 22nd Street, Tower Floor

Oak Brook, IL 60523

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (312) 316-5473

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DTRTU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DTRT	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DTRTW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 28, 2022, the management and the Audit Committee (the “Audit Committee”) of DTRT Health Acquisition Corp. (the “Company”) concluded that due to a reclassification of the Company’s temporary and permanent equity, the Company’s previously issued audited balance sheet as of September 7, 2021 filed with the Company’s Form 8-K filed on September 14, 2021 should no longer be relied upon. The Company previously presented a portion of its Class A common stock as permanent equity. After discussion and evaluation, the Company has concluded that all of its Class A common stock should be classified as temporary equity to align with Accounting Standards Codification 480-10-S99.

In light of this finding, it was determined that it is appropriate to amend and restate the Company’s previously issued audited balance sheet as of September 7, 2021 (“Non-Reliance Financial Statements”) to reclassify all of the Company’s Class A common stock as temporary equity. The reclassification of amounts from permanent equity to temporary equity results only in non-cash financial statement corrections and will have no impact on the Company’s current or previously reported cash position, operating expenses or total operating, investing or financing cash flows. The “Cash held in trust account” is correctly stated at $234,600,000 in the previously filed audited balance sheet of September 7, 2021.

The Company will file an amendment to the Form 8-K filed on September 14, 2021 with respect to the audited balance sheet as of September 7, 2021 reflecting the reclassification as soon as practicable.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm.

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DTRT HEALTH ACQUISITION CORP.

By:	/s/ Mark Heaney
Name: Mark Heaney
Title: Chief Executive Officer

Dated: January 28, 2022